6. PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT
6.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	Est. Useful Lives	December 31, 2018	December 31, 2017
Computer equipment and software	5 years	$32,666	$32,666
Furniture and fixtures	7 years	82,529	82,529
Office equipment	5 years	3,039	20,533
Machinery and equipment	1-5 years	305,337	341,583
Autos	3 years	49,238	49,238
Leasehold improvements	47 months	6,790	6,790
Total property and equipment		479,599	533,339
Less accumulated depreciation		(346,364)	(307,227)

Property and Equipment, Net		$133,235	$226,112

Depreciation expense for 2018 and 2017 was $60,106 and $68,820, respectively. In 2018 and 2017, respectively, approximately $22,200 and $22,000 of depreciation was capitalized into inventory as manufacturing overhead costs.